Exhibit 25
_________________________________Securities Act of 1933 Registration No. 333-
_____________________________________________
UNITED STATES
securities and exchange commission
Washington, D.C. 20549
__________________________

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)
_______________________________________________________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

31-0841368
(I.R.S. Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

Peter M. Brennan
U.S. Bank National Association
1555 N. River Center Drive Suite 203
Milwaukee, WI 53212
(414) 905-5003
(Name, address and telephone number of agent for service)

Wisconsin Public Service Corporation
(Exact name of obligor as specified in its charter)

Wisconsin	39-0715160

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

700 North Adams Street, Green Bay WI	54307
(Address of Principal Executive Offices)	(Zip Code)

Indenture Senior Debt Securities Dated as of December 1, 1998
(Title of the indenture securities)

______________________________________________________________________________

FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.
b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.     AFFILIATIONS WITH THE OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee, as now in effect.*

2.	A copy of the certificate of authority of the Trustee to commence business.*

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.	A copy of the existing bylaws of the Trustee.*

5.	A copy of each Indenture referred to in Item 4. Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.	Report of Condition of the Trustee as of March 31, 2008, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

*
A copy of each of these documents is on file with the Securities and Exchange Commission as an exhibit with corresponding exhibit numbers to the Form T-1 of Structured Obligations Corporation, filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, on November 16,2001Registration No. 333-67188), and is incorporated herein by Registration Number 333-67188.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Milwaukee, State of Wisconsin, on the 21 day of May, 2008.

U.S. BANK NATIONAL ASSOCIATION

By:           /s/ Peter M. Brennan
                                                                 Peter M. Brennan
        Vice President

By:         /s/ Gene F. Ploeger
Gene F. Ploeger
  Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  May 21, 2008

U.S. BANK NATIONAL ASSOCIATION

By:            /s/ Peter M. Brennan
                                                                  Peter M. Brennan
         Vice President

By:            /s/ Gene F. Ploeger
                  Gene F. Ploeger
 Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of 3/31/2008

($000’s)

3/31/2008
Assets
Cash and Balances Due From                                       $7,494,457
           Depository Institutions
Securities                                                                          38,286,822
Federal Funds                                                                    5,371,110
Loans & Lease Financing Receivables                      156,885,223
Fixed Assets                                                                       3,251,220
Intangible Assets                                                              11,809,562
Other Assets                                                                     14,170,921
       Total Assets                                                               $237,269,315

Liabilities
Deposits                                                                        $143,100,823
Fed Funds                                                                         13,224,737
Treasury Demand Notes                                                                   0
Trading Liabilities                                                                  982,166
Other Borrowed Money                                                    41,879,455
Acceptances                                                                                       0
Subordinated Notes and Debentures                               7,647,466
Other Liabilities                                                                    7,818,123
       Total Liabilities                                                           $214,652,770

Equity
Minority Interest in Subsidiaries                                       $1,530,190
      Common and Preferred Stock                                                 18,200
Surplus                                                                                12,057,586
Undivided Profits                                                                 9,010,569
            Total Equity Capital                                                $22,616,545

Total Liabilities and Equity Capital                              $237,269,315

____________________________________________________________________________________________
To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Peter M. Brennan
             Vice President

Date: May 21, 2008